POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 3, 2014 TO THE

PROSPECTUS DATED FEBRUARY 28, 2014, AS SUPPLEMENTED

APRIL 4, 2014 AND MAY 8, 2014 OF:

PowerShares KBW Bank Portfolio

PowerShares KBW Regional Banking Portfolio

PowerShares KBW Capital Markets Portfolio

PowerShares KBW Insurance Portfolio

PowerShares KBW Premium Yield Equity REIT Portfolio

PowerShares KBW High Dividend Yield Financial Portfolio

PowerShares KBW Property & Casualty Insurance Portfolio

PowerShares NYSE Century Portfolio

PowerShares S&P 500® High Beta Portfolio

PowerShares S&P 500® Low Volatility Portfolio

PowerShares S&P 500® High Dividend Portfolio

PowerShares S&P International Developed Low Volatility Portfolio

PowerShares S&P Emerging Markets Low Volatility Portfolio

PowerShares S&P International Developed High Beta Portfolio

PowerShares S&P Emerging Markets High Beta Portfolio

PowerShares S&P MidCap Low Volatility Portfolio

PowerShares S&P SmallCap Low Volatility Portfolio

PowerShares DWA SmallCap Momentum Portfolio

Effective immediately, on page 70, the section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies—Securities Lending” is deleted and replaced with the following:

Securities Lending

Each of PowerShares S&P International Developed Low Volatility Portfolio and PowerShares DWA SmallCap Momentum Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of loaned domestic portfolio securities and at least 105% of the value of loaned international portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, beginning on page 70, the section titled “Additional Information About the Funds’ Strategies and Risks—Additional Risks of Investing in the Funds—Securities Lending Risk” is deleted and replaced with the following:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares S&P International Developed Low Volatility Portfolio or PowerShares DWA SmallCap Momentum Portfolio are not able to recover the securities loaned, they may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Funds will bear any loss on the investment of its cash collateral.

Please Retain This Supplement For Future Reference.

P-PS-PRO-12 SUP-3 110314